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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 27, 2003


                             NACCO INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)




         DELAWARE                          1-9172               34-1505819
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)        Identification No.)

      5875 LANDERBROOK DRIVE
      MAYFIELD HEIGHTS, OHIO                                     44124-4017
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (440) 449-9600


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ITEM 9. REGULATION FD DISCLOSURE

     On March 27, 2003, in connection with the filing of the Annual Report on Form 10-K of the Company for the period ended December 31, 2002 (the "Report"), each of Alfred M. Rankin, Jr., who as Chairman, President and Chief Executive Officer of the Company serves as the principal executive officer of the Company, and Kenneth C. Schilling, who as Vice President and Controller of the Company serves as the principal financial officer of the Company, certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     NACCO INDUSTRIES, INC.



                                     By: /s/ Kenneth C. Schilling
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                                         Name:  Kenneth C. Schilling
                                         Title:  Vice President and Controller


Date: March 27, 2003